SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 January 4, 2006

                             NITTANY FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


       Pennsylvania                   0-32623                   23-2925762
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(State or other jurisdiction      (SEC File No.)             (IRS Employer
   of incorporation)                                      Identification Number)

116 East College Avenue, State College, Pennsylvania               16801
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (814) 234-7320
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     [ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange AcT

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                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 8.01 OTHER EVENTS
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     On January 4, 2006 National Penn Bancshares, Inc. and the Registrant issued a joint press release announcing the receipt of the required regulatory approvals to proceed with their proposed merger. A copy of the press release dated January 4, 2006 is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits

     99.1 Press release, dated January 4, 2006, of National Penn Bancshares, Inc. and Nittany Financial Corp.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            NITTANY FINANCIAL CORP.



Date: January 4, 2006                       By: /s/ Gary M. Bradley
                                                ----------------------
                                                Gary M. Bradley
                                                Chief Accounting Officer
                                                (Duly Authorized Officer)